UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-23057

Guggenheim Energy & Income Fund
 (Exact name of registrant as specified in charter)
 227 West Monroe Street, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100
Date of fiscal year end:  September 30
Date of reporting period:  October 1, 2015 – September 30, 2016

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

9.30.2016
Guggenheim Funds Annual Report
Guggenheim Energy and Income Fund

GuggenheimInvestments.com	CEF-GEI-AR-0916

GUGGENHEIMINVESTMENTS.COM/XGEIX

...YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ENERGY & INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/xgeix, you will find:
•	Daily, weekly and monthly data on NAV, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices and tax characteristics

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	September 30, 2016
DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Energy & Income Fund (the “Fund”). This report covers the Fund’s performance for the 12-month period ended September 30, 2016.
The Fund’s investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. There can be no assurance the Fund will achieve its investment objectives.
Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus financial leverage) in securities of energy companies and income-producing securities of other issuers. The Fund intends to focus its energy company investments in debt securities, including bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, and structured products.
As a non-listed Fund, the Fund does not have a market price or market price return. For the annual fiscal period ended September 30, 2016, the Fund provided a total return based on net asset value (NAV) of 22.66%. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. As of September 30, 2016, the Fund’s NAV was $1,068.74 per share, compared with $962.31 per share on September 30, 2015.
The Fund also made four quarterly distributions in the period: $20.48 on December 11, 2015, and $24.375 on March 31, June 30, and September 30, 2016. The distribution rate at the end of the period, based on the closing NAV, was 9.13%. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(e) on page 30 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. Guggenheim Funds Distributors, LLC serves as the distributor to the Fund and is an affiliate of Guggenheim.
To learn more about the Fund, we encourage you to read the Questions & Answers section of this report, which begins on page 5. You’ll find information on GPIM’s investment philosophy, views on the economy and market environment, and information about the Fund’s performance.

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(Unaudited) continued	September 30, 2016

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/xgeix.
Sincerely,
Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Energy & Income Fund
October 31, 2016

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QUESTIONS & ANSWERS (Unaudited)	September 30, 2016

Guggenheim Energy & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes Thomas Hauser, Managing Director and Portfolio Manager; James W. Michal, Senior Managing Director and Portfolio Manager; Adam Bloch, Director and Portfolio Manager; and Richard de Wet, Vice President and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended September 30, 2016.
What is the Fund’s investment objective and how is it pursued?
The Fund’s investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. There can be no assurance the Fund will achieve its investment objectives.
Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus financial leverage) in securities of energy companies and income-producing securities of other issuers. Energy companies include those that have at least 50% of their assets, income, sales, or profits committed to, or derived from:
•  production, exploration, development, mining, extraction, transportation (including marine transportation), refining, processing, storage, distribution, management, marketing, and/or trading of oil, natural gas, natural gas liquids, refined petroleum products, coal, biofuels, or other natural resources used to produce energy, or ethanol;
•  generation, transmission, distribution, marketing, sale, and/or trading of all forms of electrical power (including through clean and renewable resources, such as solar energy, wind energy, geothermal energy, or hydropower) or gas;
•  manufacturing, marketing, management, sale, and/or trading of equipment, products or other supplies predominantly used by entities engaged in such businesses; and
•  provision of services to entities engaged in such businesses.
Under normal market conditions, the Fund invests at least 70% of its managed assets in securities of energy companies. The Fund intends to focus its energy company investments in debt securities, including bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, and structured products. Other income-producing securities in which the Fund may invest include corporate bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, asset-backed securities, commercial paper, U.S. government securities, sovereign government and supranational debt securities, structured products, and dividend-paying common equity securities.
The Fund may invest in debt securities of any credit quality, and may invest without limitation in securities of below-investment-grade quality (also known as high yield securities or junk bonds). Securities of below-investment-grade quality are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. Securities of below-investment-grade quality involve special risks as compared to investment-grade-quality securities.

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2016

The Fund may use financial leverage (borrowing) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.
How did the Fund perform for the period?
For the annual fiscal period ended September 30, 2016, the Fund provided a total return based on net asset value (NAV) of 22.66%. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. As of September 30, 2016, the Fund’s NAV was $1,068.94 per share, compared with $962.31 per share on September 30, 2015.
What were the Fund’s distributions for the period?
The Fund made four quarterly distributions in the period: $20.48 on December 11, 2015, and $24.375 on March 31, June 30, and September 30, 2016. The distribution rate at the end of the period, based on the closing NAV, was 9.13%. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(e) on page 30 for more information on distributions for the period.
Why is there no market price for the Fund?
The Fund is a non-listed closed-end fund. It is designed for long-term investors and an investment in the common shares should be considered illiquid. An investment in the common shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the common shares are not redeemable at an investor’s option, and unlike traditional listed closed-end funds, the common shares are not listed on any securities exchange.
Investors should not expect to be able to sell their common shares, regardless of how the Fund performs. Investors may not have access to the money invested until a shareholder liquidity event occurs.
What is a shareholder liquidity event?
The Fund intends to complete an event intended to provide liquidity on or before July 28, 2023 (liquidity event date). The Fund’s Board of Trustees may extend the liquidity event date for one year, to July 28, 2024, without a shareholder vote. The liquidity event date can be further extended beyond July 28, 2024, if approved by 75% of the Board of Trustees followed by approval by 75% of the outstanding voting securities of the Fund. A shareholder liquidity event will consist of either:

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2016

termination and liquidation of the Fund, or a tender offer to repurchase 100% of the Fund’s outstanding common shares at a price equal to the then-current NAV.
The Fund’s investment objectives and policies are not designed to seek to return to investors who purchased common shares in the initial offering their initial investment on the liquidity event date or any other date. Such initial investors and any investors who purchase common shares after the completion of the offering may receive less than their original investment through any shareholder liquidity event.
Will the Fund provide any liquidity for shareholders prior to the liquidity event date?
Beginning 18 months after completion of the offering (the offering was completed August 13, 2015), the Fund intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of the Board of Trustees. In a tender offer, the Fund will offer to repurchase outstanding common shares at the Fund’s NAV or a percentage of the Fund’s NAV per share on the last day of the offer. In any given quarter, the Adviser may or may not recommend to the Board of Trustees that the Fund conduct a tender offer. Accordingly, there may be periods during which no tender offer is made, and it is possible that no tender offers will be conducted during the term of the Fund. If a tender offer is not made, shareholders may not be able to sell their common shares as it is unlikely that a secondary market for the common shares will develop or, if a secondary market does develop, shareholders may be able to sell their common shares only at substantial discounts from NAV.
What were macroeconomic conditions over the period?
Economic growth continues to rebound, even though the rise in U.S. Gross Domestic Product (GDP) disappointed in the first half of 2016. There was a large headwind from inventory drawdowns, which should soon reverse after five quarters of dragging on growth. Real GDP growth is expected to be around 2.5 percent in the second half of the year, driven by consumption, housing, and a fading trade drag, and supporting the view that U.S. economic growth remains resilient to global weakness.
The euro zone economy is slowly improving, but inflation will likely persist well below the European Central Bank’s (ECB) target in the coming quarters due to substantial slack. The ECB has indicated that more quantitative easing is possible, but will soon need to alter the quantitative easing program in order to keep up their purchase pace. Both China and Japan need weaker currencies. Chinese growth and capital flows have stabilized for now, but surging construction and a credit boom raise the prospect of future instability. Japan’s economic prospects are weak, and inflation remains far from the Bank of Japan’s (BOJ) target. The surging yen could drive further policy easing, including an increase in fiscal stimulus.
It appears the U.S. Federal Reserve (the Fed) will move forward with raising rates in December, absent any economic or geopolitical surprise or a meaningful tightening of financial conditions over the fourth quarter. But key events could influence risk asset performance for the balance of the year. A continued recovery in oil prices following the Organization of Petroleum Exporting Countries

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2016

(OPEC) agreement to keep production between 32.5 to 33 million barrels per day would help sustain the rally (although we are skeptical that they will adhere to any quota based on historical production levels). Global oil inventories remain high, but supply and demand are moving toward balance. A rebound in GDP growth would also lift U.S. equity and corporate bond prices higher.
The macroeconomic picture remains the same; we are not on the verge of a recession. But despite our positive outlook on the U.S. economy, valuations across risk assets argue for caution. Ongoing accommodation from central bankers across the globe has alleviated much of the initial macroeconomic tail risk posed by Brexit but may not be enough to dampen the seasonal volatility typically observed in the fourth quarter. Ongoing troubles in the banking sector, such as the woes afflicting Deutsche Bank and Wells Fargo, coupled with uncertainty surrounding upcoming political events, which include the U.S. presidential election, the Italian constitutional referendum, and key European elections, may create volatility for risk assets for the balance of the year.
How did the high yield energy market perform in this environment?
For the first six months of the period, the Energy sector of the Bloomberg Barclays U.S. Corporate High Yield Index returned -10.5%, as declining oil prices continued to weigh on the sector. However, with the price of oil stabilizing at the end of the period, the Energy sector had a 13.1% return for the 12 months, after being down by as much as -29.5% for the period in mid-February.
What happened to the price of oil over the period?
The volatility in oil prices has abated from earlier in 2016, and the trading range has narrowed materially, with oil settling in the $40-50 range. Late in the period, OPEC announced that it would pursue a reduction in output, which pushed prices to their highest level in about four months. A recovery in oil prices following OPEC’s agreement to keep production between 32.5 and 33 million barrels per day would help sustain the rally, although we are skeptical that the group will adhere to any quota based on historical production levels.
The lower volatility has brought prices in line with our expectations. At Fund inception, GPIM forecasted a range of $40 to $60 for the first two years. We were surprised when the price fell to $28 in early 2016 and similarly natural gas to $1.60, but now anticipate that the lows are behind us. The broader fundamentals suggest that we are returning to a normalization of supply in the market, not only through the rapid drop in shale production but also from producers in other parts of the world. As the supply overhang works off, we anticipate that oil will stay in the current range, potentially rising toward $60 as we get into the back half of 2017.
What has been the impact in leveraged credit for energy?
The stabilization in oil prices has lent some certainty to the high-yield capital market as a whole, but more specifically high-yield energy. Spreads have tightened as the spring borrowing-base season wound down earlier this summer. This is when banks re-determine how much credit to extend primarily to exploration and production (E&P) producers. Some issuers defaulted at least on some

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2016

portion of their debt through that process, while others lived to fight a little longer and managed to extend their runway at least to the next borrowing base re-determination, if not beyond.
Other companies have used this period of stabilization and the increase in asset prices to shore up balance sheets. We have started seeing the larger high-yield energy companies with access to equity markets to issue equity again. And we have seen an increase in the number of M&A transactions as buyers and sellers get closer together in price.
These events have contributed to a relative relief rally that caused the markets, including the high-yield bonds and loans that the Fund is invested in, to move up in price over much of the period. And generally speaking, GPIM anticipates that the liquidity runway we expected at launch for the credits in the Fund’s portfolio was realized, with a couple of exceptions. That’s manifested itself in strong performance over the period, even helping the portfolio weather the volatility in the first quarter of the year.
How is the portfolio positioned at the end of the period?
A key tenet of the Fund’s portfolio construction is to mitigate downside risk, without giving up upside potential. GPIM has addressed this through focusing on secured paper versus unsecured paper, as well as loans versus bonds, even though the Fund has healthy allocations to both. GPIM has migrated toward sectors where we believe there’s less commodity price risk to the downside, and significant asset coverage, yet where the Fund can pick up such loans and securities at discounts.
The portfolio has about 70% energy exposure as a percentage of net assets, which has remained consistent over the period, and mostly in the E&P sector. The non-energy allocation and cash make up the remainder. Within energy, GPIM has maintained an overweight to the power sector versus the broader market or the Index. The Fund is market weight in E&P and midstream, and slightly underweight services and refining. The majority of the Fund’s power exposure exists in loan form.
About 25% of the Fund is invested in bank loans with 75% in high yield bonds. The Fund’s portfolio consists of just under 40% secured paper, which GPIM believes is important because it places the Fund higher up in the capital structure and so protects our collateral.
The majority of assets are now trading above book price, with only a handful trading below. This helps us feel confident the Fund can continue to deliver its dividend.
GPIM does not expect a significant shift in the strategy or how the Fund is positioned.
What opportunities is the Fund finding in today’s market?
There’s been a repricing of the energy market that GPIM believes makes it more fairly valued. The overall energy index now yields a little over 7%, tightening from almost 16% at the beginning of the year. A lot of names that contributed to that average have dropped out of the Index and been replaced by investment-grade fallen angels. So, that’s part of the dynamic; it’s not all trading-based. It’s only 100 basis points or so extra yield than the overall high-yield index at this point.

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2016

There are fewer liquid opportunities in today’s market, but GPIM believes the existing portfolio has a very attractive book yield, is very solid, and full of performing credits. We look for the odd dislocated opportunity to put money to work. For example, the Fund had a position in senior secured loans of Arch Coal, which filed for bankruptcy earlier in 2016. Our thesis was that there was an enduring value to some anchor assets in Arch’s portfolio that protected the downside, and potential upside via a plan of reorganization where the loans got 94% of the equity. The equity that we received benefited from a price that implied a higher recovery than par on the loan. Generally, the portfolio is not constructed with distressed assets, but that was one of the handful of best ideas. We bought at distressed levels with a thesis in mind that worked out well.
As for the outlook, we are not expecting anything unusual with oil prices. The top down view is that the price will oscillate in the current range, as we’ve been talking about since the inception of the Fund, $40 to $60. We have tried to underwrite a portfolio that would perform well given that range. We are starting to see capital budgets in the U.S. increase, so that may result in a sequential uptick in oil production in the fourth quarter for the first time in almost two years.
Valuation feels fair, and we don’t anticipate major moves, but we’re still hunting for interesting ways to put money to work.
Any other comments on the market for energy debt?
As of the end of the period, GPIM still sees pockets of value and dislocations in the market. The market is still trying to figure out what every individual asset is worth and the volatility hasn’t completely gone away from it. But there has been a normalization, and we do think, generally speaking, energy debt is much closer to fairer value today than it was in the first quarter.
We have continued to look to add exposure in loan form in some of the under-followed power assets, where the price of those loans has not fully recovered in sympathy with the market, and yet where we think we can develop a case around downside protection through asset value, potentially also having limited commodity price risk.
What is the Fund’s leverage strategy?
The Fund may use financial leverage (borrowing) to finance the purchase of additional securities. As of September 30, 2016, the Fund’s leverage was approximately 25%. The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. The Fund expects to employ leverage primarily through indebtedness and engaging in reverse repurchase agreements. The Fund is permitted to issue preferred shares but has no current intention to do so. There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV of common shares to be more volatile and can magnify the effect of any losses.

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2016

Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.
There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. Please see guggenheiminvestments.com/xgeix for a more detailed discussion of the Fund’s risks and considerations.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2016

Fund Statistics
Net Asset Value	$1,068.74
Net Assets ($000)	$84,850

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED SEPTEMBER 30, 2016
		Since
	One	Inception
	Year	(08/13/15)
Guggenheim Energy & Income Fund
NAV	22.66%	15.79%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/xgeix. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Portfolio Breakdown	% of Net Assets
Corporate Bonds	94.7%
Senior Floating Rate Interests	32.6%
Common Stocks	0.8%
Asset Backed Securities	0.6%
Warrants	0.1%
Total Investments	128.8%
Other Assets & Liabilities, net	-28.8%
Net Assets	100.0%

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	September 30, 2016

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	September 30, 2016

Ten Largest Holdings	% of Total Net Assets
Jonah Energy, 7.50%, 05/12/21	3.5%
Unit Corp, 6.63%, 05/15/21	3.2%
Cactus Wellhead, 7.00%, 07/31/20	3.2%
Comstock Resources, Inc., 10.00%, 03/15/20	3.1%
Approach Resources, Inc., 7.00%, 06/15/21	3.1%
Linn Energy LLC/Linn Energy Finance Crop., 12.00%, 12/15/20	2.7%
TPF II Power LLC, 5.00%, 10/02/21	2.7%
Halcon Resources Corp., 8.63%, 02/01/20	2.7%
Viva Alamo LLC, 5.47%, 02/22/21	2.6%
DCP Midstream LLC, 5.35%, 03/15/20	2.4%
Top Ten Total	29.2%
“Ten Largest Holdings” exclude any temporary cash or derivative investments.
Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/xgeix. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Portfolio Composition by Quality Rating*
Rating	% of Total Investments
Fixed Income Instruments
AAA	34.3%
AA	9.6%
A	12.9%
BBB	22.8%
BB	9.3%
B	3.7%
CCC	1.0%
CC	1.0%
NR**	5.4%
Total Investments	100.0%
* Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.
** NR securities do not necessarily indicate low credit quality.

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SCHEDULE OF INVESTMENTS	September 30, 2016

	Shares	Value
COMMON STOCKS† – 0.8%
Energy – 0.8%
Titan Energy LLC*	23,593	$ 695,994
Total Common Stocks
(Cost $700,000)		695,994

WARRANTS†† – 0.1%
Comstock Resources, Inc.*
9/06/18	7,838	59,804
Total Warrants
(Cost $47,089)		59,804

	Face
	Amount~	Value
CORPORATE BONDS†† – 94.7%
Energy – 59.4%
Unit Corp.
6.63% due 05/15/21[3]	3,250,000	2,742,187
Comstock Resources, Inc.
10.00% due 03/15/20[2]	2,850,000	2,636,249
Approach Resources, Inc.
7.00% due 06/15/21[3]	3,250,000	2,600,000
Whiting Petroleum Corp.
5.75% due 03/15/21[3]	2,050,000	1,916,750
5.00% due 03/15/19	500,000	483,750
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	850,000	897,813
5.63% due 04/15/23	750,000	800,625
5.00% due 03/15/27[5]	350,000	358,750
5.88% due 06/30/26[5]	300,000	326,063
Hess Corp.
4.30% due 04/01/27[3]	1,200,000	1,209,343
8.13% due 02/15/19	750,000	862,241
7.88% due 10/01/29	200,000	243,482
Linn Energy LLC / Linn Energy Finance Corp.
12.00% due 12/15/20*,3,4,5	4,750,000	2,303,750
Halcon Resources Corp.
8.63% due 02/01/20[3,5]	2,250,000	2,261,250
Crestwood Midstream Partners, LP / Crestwood Midstream Finance Corp.
6.25% due 04/01/23	1,300,000	1,316,250
6.13% due 03/01/22	850,000	858,500
PDC Energy, Inc.
7.75% due 10/15/22[3]	1,500,000	1,601,250
6.13% due 09/15/24[3,5]	450,000	465,750
DCP Midstream LLC
5.35% due 03/15/20[3,5]	2,000,000	2,049,999

See notes to financial statements.

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SCHEDULE OF INVESTMENTS continued	September 30, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 94.7% (continued)
Energy – 59.4% (continued)
CONSOL Energy, Inc.
8.00% due 04/01/23[3]	$1,900,000	$ 1,843,000
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22*,4	3,500,000	1,785,000
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25[3]	1,500,000	1,738,407
Gibson Energy, Inc.
6.75% due 07/15/21[3,5]	1,700,000	1,738,250
FTS International, Inc.
8.35% due 06/15/20[5,6]	2,000,000	1,698,800
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[3,5]	1,500,000	1,572,771
QEP Resources, Inc.
6.88% due 03/01/21[3]	1,500,000	1,563,750
Marathon Petroleum Corp.
3.40% due 12/15/20[3]	1,500,000	1,558,857
Newfield Exploration Co.
5.38% due 01/01/26[3]	1,550,000	1,553,875
Carrizo Oil & Gas, Inc.
7.50% due 09/15/20	1,500,000	1,552,500
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
7.50% due 07/01/21[3]	1,500,000	1,552,500
Antero Resources Corp.
6.00% due 12/01/20	1,500,000	1,550,160
SM Energy Co.
6.50% due 01/01/23[3]	1,500,000	1,515,000
EP Energy LLC / Everest Acquisition Finance, Inc.
9.38% due 05/01/20	1,500,000	1,061,250
TerraForm Power Operating LLC
9.63% due 06/15/25[3,5,7]	1,000,000	1,050,000
SandRidge Energy, Inc.
8.75% due 06/01/20*,4,5	1,825,000	657,000
Callon Petroleum Co.
6.13% due 10/01/24*	500,000	517,500
Total Energy		50,442,622
Consumer, Cyclical – 7.8%
Ferrellgas Partners, LP
8.63% due 06/15/20	1,665,000	1,635,862
AmeriGas Finance LLC / AmeriGas Finance Corp.
7.00% due 05/20/22[3]	1,500,000	1,586,250
WMG Acquisition Corp.
6.75% due 04/15/22[3,5]	1,325,000	1,401,187
Suburban Propane Partners LP / Suburban Energy Finance Corp.
7.38% due 08/01/21	950,000	988,000

See notes to financial statements.

16 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	September 30, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 94.7% (continued)
Consumer, Cyclical – 7.8% (continued)
Nathan’s Famous, Inc.
10.00% due 03/15/20[5]	$400,000	$ 440,000
NPC International Incorporated / NPC Operating Company A Inc / NPC Operating Co B Inc
10.50% due 01/15/20	300,000	313,500
TVL Finance PLC
8.50% due 05/15/23	200,000 GBP	273,479
Total Consumer, Cyclical		6,638,278
Utilities – 7.6%
AES Corp.
5.50% due 04/15/25	1,000,000	1,029,999
6.00% due 05/15/26	400,000	423,000
7.38% due 07/01/21	250,000	286,875
4.88% due 05/15/23	250,000	253,750
Terraform Global Operating LLC
13.75% due 08/15/22[3,5]	1,750,000	1,802,500
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[3,5]	1,680,000	1,671,600
Viridian Group Fundco II
7.50% due 03/01/20	850,000 EUR	1,012,658
Total Utilities		6,480,382
Communications – 5.5%
Ziggo Secured Finance BV
5.50% due 01/15/27[5]	900,000	898,875
SFR Group S.A.
7.38% due 05/01/26[5]	700,000	715,533
MDC Partners, Inc.
6.50% due 05/01/24[5]	750,000	693,750
TIBCO Software, Inc.
11.38% due 12/01/21[5]	750,000	667,500
DISH DBS Corp.
7.75% due 07/01/26[5]	450,000	478,125
EIG Investors Corp.
10.88% due 02/01/24†††,1	550,000	456,911
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[5]	300,000	324,000
CSC Holdings LLC
6.75% due 11/15/21	250,000	264,375
Sprint Communications, Inc.
6.00% due 11/15/22	150,000	139,125
Total Communications		4,638,194

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS continued	September 30, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 94.7% (continued)
Financial – 5.4%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[5]	$800,000	$ 780,001
7.50% due 04/15/21[5]	450,000	437,625
Kennedy-Wilson, Inc.
5.88% due 04/01/24	1,000,000	1,007,500
NFP Corp.
9.00% due 07/15/21[5]	850,000	873,268
NewStar Financial, Inc.
7.25% due 05/01/20	350,000	344,750
Lincoln Finance Ltd.
6.88% due 04/15/21	250,000 EUR	303,286
Garfunkelux Holding Co. 3 S.A.
8.50% due 11/01/22	200,000 GBP	263,701
Cabot Financial Luxembourg S.A.
7.50% due 10/01/23*	200,000 GBP	254,482
FBM Finance, Inc.
8.25% due 08/15/21[5]	200,000	209,000
HUB International Ltd.
9.25% due 02/15/21[5]	100,000	$104,050
Total Financial		4,577,663
Industrial – 3.5%
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19[3]	1,850,000	1,715,875
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[5]	725,000	777,983
TransDigm, Inc.
6.38% due 06/15/26[5]	150,000	154,875
Coveris Holdings S.A.
7.88% due 11/01/19[5]	150,000	153,375
LMI Aerospace, Inc.
7.38% due 07/15/19	150,000	150,750
Total Industrial		2,952,858
Consumer, Non-cyclical – 2.8%
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[5]	1,100,000	1,105,500
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[5]	875,000	890,313
Central Garden & Pet Co.
6.13% due 11/15/23	350,000	374,500
Opal Acquisition, Inc.
8.88% due 12/15/21[5]	30,000	24,600
Total Consumer, Non-cyclical		2,394,913

See notes to financial statements.

18 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	September 30, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 94.7% (continued)
Basic Materials – 2.0%
Eldorado Gold Corp.
6.13% due 12/15/20[5]	$680,000	$ 684,760
Alcoa Nederland Holding BV
7.00% due 09/30/26[5]	500,000	516,875
PQ Corp.
6.75% due 11/15/22[5]	200,000	212,000
Novelis, Inc.
8.38% due 12/15/17	150,000	151,500
GCP Applied Technologies, Inc.
9.50% due 02/01/23[5]	75,000	85,684
Total Basic Materials		1,650,819
Technology – 0.7%
Cengage Learning, Inc.
9.50% due 06/15/24[5]	575,000	585,063
Total Corporate Bonds
(Cost $74,163,381)		80,360,792
SENIOR FLOATING RATE INTERESTS††,6 – 32.6%
Electric – 21.4%
TPF II Power LLC
5.00% due 10/02/21[3]	2,274,593	2,295,632
Viva Alamo LLC
5.47% due 02/22/21[3]	2,684,871	2,168,033
Panda Power
7.50% due 08/21/20[3]	1,987,896	1,950,623
MRP Generation Holding
8.00% due 10/18/22*	2,000,000	1,880,000
Panda Moxie Patriot
6.75% due 12/19/20[3]	1,913,522	1,868,076
Invenergy Thermal Operating I, LLC
6.50% due 10/19/22[3]	1,683,000	1,607,265
Panda Temple II Power
7.25% due 04/03/19[3]	1,488,750	1,358,484
Panda Hummel
7.00% due 10/27/22[3]	1,400,000	1,346,338
Terraform AP Acquisition Holdings LLC
7.00% due 06/26/22[3]	1,341,852	1,328,433
Exgen Texas Power LLC
5.75% due 09/18/21[3]	1,492,384	1,214,427
Stonewall (Green Energy)
6.50% due 11/12/21[3]	1,200,000	1,164,000
Total Electric		18,181,311

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS continued	September 30, 2016

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,6 – 32.6% (continued)
Energy – 8.6%
Jonah Energy LLC
7.50% due 05/12/21[3]	$3,328,180	$ 2,937,120
Cactus Wellhead
7.00% due 07/31/20[3]	3,498,807	2,685,334
Callon Petroleum Co.
8.50% due 10/08/21[3]	1,500,000	1,514,370
PSS Companies
5.50% due 01/28/20[3]	225,084	$164,311
Total Energy		7,301,135
Basic Materials – 2.2%
Arch Coal, Inc.
7.50% due 05/16/18[3]	2,487,143	1,898,511
Communications – 0.4%
Cengage Learning Acquisitions, Inc.
5.25% due 06/07/23[3]	318,697	318,299
Total Senior Floating Rate Interests
(Cost $25,757,841)		27,699,256
ASSET BACKED SECURITIES†† – 0.6%
Collateralized Loan Obligations – 0.6%
Silver Spring CLO Ltd.
2014-1A, 3.68% due 10/15/26[5,6]	500,000	489,054
Total Asset Backed Securities
(Cost $479,026)		489,054
Total Investments – 128.8%
(Cost $101,147,337)		$109,304,900
Other Assets & Liabilities, net – (28.8)%		(24,454,638)
Total Net Assets – 100.0%		$ 84,850,262

~	The face amount is denominated in U.S. Dollars, unless otherwise noted.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $456,911 (cost $485,601), or 0.5% of total net assets — See Note 12.
2	Paid-in-kind security.
3	All or a portion of these securities have been physically segregated or earmarked in connection with reverse repurchase agreements and unfunded loan commitments. As of September 30, 2016, the total market value of segregated or earmarked securities was $60,861,628.
4	Security is in default of interest and/or principal obligations.

20 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	September 30, 2016

5	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2)
liquid securities is $32,587,979 (cost $29,706,602), or 38.4% of total net assets.
6	Variable rate security. Rate indicated is rate effective at September 30, 2016.
7	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is rate effective at September 30, 2016.

B.V.	Limited Liability Company
CLO	Collateralized Loan Obligation
EUR	Euro
GBP	Great Britain Pound
LLC	Limited Liability Company
plc	Public Limited Company
S.A.	Corporation

See Sector Classification in Supplemental Information section.
The following table summarizes the inputs used to value the Fund’s investments at September 30, 2016 (see Note 4 in the Notes to Financial Statements):

		Level 2		Level 3
		Significant		Significant
	Level 1	Observable		Unobservable
Description	Quoted Prices	Inputs		Inputs	Total
Assets:
Common Stocks	$695,994	$–		$–	$695,994
Warrants	–	59,804		–	59,804
Corporate Bonds	–	79,903,881		456,911	80,360,792
Senior Floating Rate Interests	–	27,699,256		–	27,699,256
Asset Backed Securities	–	489,054		–	489,054
Forward Foreign Currency Exchange Contracts	–	12,911	*	–	12,911
Total Assets	$695,994	$108,164,906		$456,911	$109,317,811
Liabilities:
Forward Foreign Currency Exchange Contracts	$–	$1,312	*	$–	$1,312
Unfunded Loan Commitments	–	–	**	–	–
Total Liabilities	$–	$1,312		$–	$1,312
* Represents the unrealized gain/loss at period end.
**Market value is less than $1.

If not referenced in the table, please refer to the Schedule of Investments for a breakdown of investment type by industry category.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS continued	September 30, 2016

The following is a summary of the significant unobservable input used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance at
Category	9/30/2016	Valuation Technique	Unobservable Inputs
Corporate Bonds	$456,911	Option adjusted	Indicative Quote
		spread off the month
		end broker quote over
		the 3 month LIBOR

Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended September 30, 2016, there were no transfers between levels.
Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2016:
Level 3 – Fair Value measurement using significant unobservable inputs
Corporate
Bonds
Assets:
Beginning Balance	$–
Purchases	484,500
Change in Unrealized Gain/(Loss)	(27,589)
Ending Balance	$456,911
Net change in unrealized appreciation (depreciation) for investments in
securities still held at September 30, 2016	$(27,589)

22 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	September 30, 2016

ASSETS:
Investments, at value (cost $101,147,337)	$109,304,900
Cash	163,212
Unrealized appreciation on forward foreign currency exchange contracts	12,911
Receivables:
Interest	1,534,273
Investments sold	4,954,010
Tax reclaims	1,833
Other assets	17,539
Total assets	115,988,678
LIABILITIES:
Reverse repurchase agreements	27,930,997
Due to broker	222,000
Unrealized depreciation on forward foreign currency exchange contracts	1,312
Interest payable on borrowings	386
Unfunded loan commitments, at value (Note 10) (commitment fees
received $28,088)	–
Payable for:
Investments purchased	2,639,271
Offering costs	158,044
Investment advisory fees	106,526
Fund accounting fees	7,427
Administration fees	2,344
Accrued expenses and other liabilities	70,109
Total liabilities	31,138,416
NET ASSETS	$84,850,262
NET ASSETS CONSIST OF:
Common stock, $.01 par value per share; unlimited number of shares
authorized, 79,393 shares issued and outstanding	$794
Additional paid-in capital	79,214,517
Undistributed net investment income	172,682
Accumulated net realized loss on investments	(2,734,257)
Net unrealized appreciation on investments	8,196,526
NET ASSETS	$84,850,262
Net asset value	$1,068.74

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 23

STATEMENT OF OPERATIONS	September 30, 2016
For the Year Ended September 30, 2016

INVESTMENT INCOME:
Interest	$8,909,403
Total investment income	8,909,403
EXPENSES:
Investment advisory fees	1,086,937
Professional fees	132,610
Interest expense	104,010
Trustees’ fees and expenses*	60,057
Fund accounting fees	55,040
Administration fees	23,913
Printing fees	18,812
Transfer agent fees	16,769
Custodian fees	9,647
Insurance	2,647
Other expenses	9,173
Total expenses	1,519,615
Net investment income	7,389,788
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,719,625)
Foreign currency transactions	36,695
Net realized loss	(2,682,930)
Net change in unrealized appreciation (depreciation) on:
Investments	11,123,406
Foreign currency translations	9,372
Unfunded loan commitments	28,088
Net change in unrealized appreciation (depreciation)	11,160,866
Net realized and unrealized gain	8,477,936
Net increase in net assets resulting from operations	$15,867,724
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

24 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	September 30, 2016

		Period from
		August 13, 2015*
	Year Ended	to
September 30, 2016		September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,389,788	$119,483
Net realized gain (loss) on investments	(2,682,930)	20,798
Net change in unrealized appreciation (depreciation) on investments	11,160,866	(2,964,340)
Net increase (decrease) in net assets resulting from operations	15,867,724	(2,824,059)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(7,415,063)	–
SHAREHOLDER TRANSACTIONS:
Net proceeds from the issuance of common shares	–	79,122,000
Reinvestments	257,704	–
Common share offering cost charged to paid-in capital	–	(158,044)
Net increase in net assets resulting from shareholder transactions	257,704	78,963,956
Net increase in net assets	8,710,365	76,139,897
NET ASSETS:
Beginning of period	76,139,897	–
End of period	$84,850,262	$76,139,897
Undistributed net investment income at end of period	$172,682	$119,483
* Commencement of operations

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 25

STATEMENT OF CASH FLOWS	September 30, 2016
For the year ended September 30, 2016

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$15,867,724
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used In Operating and Investing Activities:
Net change in unrealized appreciation on investments	(11,123,406)
Net change in unrealized appreciation on foreign currency translations	(9,372)
Net realized loss on investments	2,719,625
Net accretion of bond discount and amortization of bond premium	(2,115,839)
Purchase of long-term investments	(69,933,238)
Proceeds from sale of long-term investments	22,982,010
Paydowns received on asset backed securities	3,801,487
Net proceeds of short-term investments	30,122,413
Increase in interest receivable	(379,092)
Increase in investments sold receivable	(4,907,182)
Increase in tax reclaims receivable	(1,833)
Increase in other assets	(17,539)
Increase in due to broker	222,000
Decrease in investments purchased payable	(8,427,295)
Increase in investment advisory fees payable	26,078
Commitment fees received on unfunded loan commitments	28,088
Increase in interest payable on borrowings	386
Increase in fund accounting fees payable	1,381
Increase in administration fees payable	574
Increase in accrued fees and other liabilities	17,197
Net Cash Used in Operating and Investing Activities	(21,125,833)
Cash Flows From Financing Activities:
Distributions to common shareholders	(7,157,359)
Proceeds from reverse repurchase agreements	62,037,970
Payments made on reverse repurchase agreements	(34,106,973)
Net Cash Provided by Financing Activities	20,773,638
Net decrease in cash	(352,195)
Cash at Beginning of Period	515,407
Cash at End of Period	$163,212
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$103,624
Supplemental Disclosure of Non Cash Financing Activity:
Dividend reinvestment	$257,704

See notes to financial statements.

26 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	September 30, 2016

	Year Ended	Period Ended
	September 30,	September 30,
	2016	2015(a)
Per Share Data:
Net asset value, beginning of period	$962.31	$1,000.00
Income from investment operations:
Net investment income(b)	93.30	1.51
Net gain (loss) on investments (realized and unrealized)	106.74	(37.20)
Total from investment operations	200.04	(35.69)
Less distributions from:
Net investment income	(93.61)	—
Total distributions to shareholders	(93.61)	—
Common shares’ offering expenses
charged to paid-in capital	—	(2.00)
Net asset value, end of period	$1,068.74	$962.31
Total Return(c)
Net asset value	22.66%	-3.77%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$84,850	$76,140
Ratio to average net assets of:
Net investment income, including interest expense	10.18%	1.26%
Total expenses, including interest expense(d)	2.09%	1.69%
Portfolio turnover rate	27%	65%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$27,931	$—
Asset Coverage per $1,000 of indebtedness(e)	$4,038	$—

(a)	Since commencement of operations: August 13, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)	Total investment is calculated assuming an initial investment made at the net asset value at the beginning of the period, if any.
Total investment return does not reflect brokerage commissions.
(d)	Excluding interest expense, the operating expense ratio would be 1.95% for the year ended September 30, 2016.
(e)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS	September 30, 2016

Note 1 – Organization:
Guggenheim Energy & Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 28, 2015, and commenced investment operations on August 13, 2015. The Fund is registered as a non-diversified, non-traded, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.

28 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2016

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.
Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2016

income over the lives of the respective securities using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized as interest income when received.
(c) Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
(d) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in foreign currency transactions.
(e) Distributions to Shareholders
The Fund intends to pay substantially all of its net investment income, if any, to Common Shareholders through quarterly distributions. These distributions will consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to Common Shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2016

(f) Senior Loans
Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at September 30, 2016.
(g) When Issued
The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.
(h) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, GPIM provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.625% of the Fund’s average daily managed assets.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 31

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2016

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.
On October 4, 2016, Rydex Fund Services, LLC (“RFS”) was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of the Adviser. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Fund.
MUIS provides fund administration services to the Fund. As compensation for these services, MUIS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.
Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

MUIS acts as the Fund’s accounting agent. As accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. MUIS receives a fund accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Minimum annual charge	$50,000
Certain out-of-pocket charges	Varies

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.
The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.
Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2016

investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Funds’ assets are categorized as Level 2, as indicated in this report.
Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations.
Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies.
Due to inherent differences in the recognition of income, expenses and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. As of September 30, 2016, the following reclassification was made to the capital accounts of the Fund to reflect permanent book and tax differences, primarily relating to foreign currency transactions, paydown gains, excise tax paid and dividend reclasses. Net investment income, net realized gains and net assets were not affected by the changes.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 33

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2016

Additional	Undistributed Net	Accumulated
Paid-in Capital	Investment Income	Net Realized Gain
$(6,349)	$78,474	$(72,125)

As of September 30, 2016, the cost of investments and accumulated unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

			Net Tax	Net Tax
Cost of	Gross Tax	Gross Tax	Unrealized	Unrealized
Investments	Unrealized	Unrealized	Appreciation on	Depreciation on
for Tax Purposes	Appreciation	Depreciation	Investments	Foreign Currency
$101,147,337	$9,569,223	$(1,411,660)	$8,157,563	$ –

As of September 30, 2016, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Accumulated Long-Term	Net Unrealized
Ordinary Income	Gains/(Accumulated Capital Loss)	Appreciation/(Depreciation)
$184,281	$(2,734,257)	$8,184,927

For the years ended September 30, 2016 and 2015, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2016	2015
Ordinary Income	$7,415,063	$ –
Long-Term Capital Gain	–	–
	$7,415,063	$ –

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2016, the capital loss carryforward for the Fund was as follows: short-term capital loss of $2,734,257.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

34 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2016

Note 6 – Investments in Securities:
For the period ended September 30, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $69,933,238 and $22,982,010, respectively.
Note 7 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
(a) Forward Foreign Currency Exchange Contracts
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes.
A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.
At September 30, 2016, the following forward foreign currency exchange contracts were outstanding:
						Net
						Unrealized
			Settlement	Settlement	Value at	Appreciation
Contracts to Sell		Counterparty	Date	Value	9/30/16	(Depreciation)
EUR	1,194,000
for USD	1,340,578	Bank of America	10/13/2016	$1,340,578	$1,341,890	$(1,312)
GBP	435,000
for USD	576,940	Bank of America	10/13/2016	576,940	564,029	12,911
Total unrealized appreciation for forward foreign currency exchange contracts						$11,599

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 35

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2016

(b) Summary of Derivatives Information
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities at September 30, 2016.
Statement of Asset and Liabilities
Presentation of Fair Values of Derivative Instruments:
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
	exchange contracts	$12,911	exchange contracts	$1,312

The following table presents the effect of derivatives instruments on the Statement of Operations for the year ended September 30, 2016.

Effect of Derivative Instruments on the Statement of Operations
Amount of Realized Gain (Loss) on Derivatives
Primary Risk	Foreign Currency
Exposure	Transactions
Foreign exchange risk	$36,695

Change in Unrealized Appreciation (Depreciation) on Derivatives

Primary Risk	Foreign Currency
Exposure	Translations
Foreign exchange risk	$9,372*
* The Statement of Operations includes changes in unrealized appreciation (depreciation) on foreign currency and payables or receivables on foreign currency.

Derivative Volume
Forward Foreign Currency Exchange Contracts:
The Fund had the following activity in forward foreign currency exchange contracts during the year ended September 30, 2016:
Average Settlement Value Purchased	$ 695,065
Average Settlement Value Sold	804,824

Note 8 – Offsetting:
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2016

contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counter party must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with GAAP.
		Gross		Gross Amounts
	Gross	Amounts	Net Amounts of	Not Offset in the
	Amounts	Offset in the	Assets Presented in	Statement of Assets
	of Recognized	Statement of Assets	the Statement of	and Liabilities	Net
Description	Assets	and Liabilities	Assets and Liabilities	Financial Instruments	Amount
Forward Foreign
Currency Exchange
Contracts	$12,911	$–	$12,911	$1,312	$11,599

		Gross		Gross Amounts
	Gross	Amounts	Net Amounts of	Not Offset in the
	Amounts	Offset in the	Liabilities Presented in	Statement of Assets
	of Recognized	Statement of Assets	the Statement of	and Liabilities	Net
Description	Liabilities	and Liabilities	Assets and Liabilities	Financial Instruments	Amount
Reverse Repurchase
Agreements	$27,930,997	$–	$27,930,997	$27,930,997	$–
Forward Foreign
Currency Exchange
Contracts	1,312	–	1,312	1,312	–

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2016

Note 9 – Leverage – Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended September 30, 2016, the average daily balance for which reverse repurchase agreements were outstanding amounted to $16,646,739. The weighted average interest rate was 0.74%. At September 30, 2016, there was $27,930,997 in reverse repurchase agreements outstanding.
At September 30, 2016, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:
Counterparty	Interest Rates	Maturity Dates	Face Value
Barclays Capital, Inc.	1.17%-1.18%	10/03/16 – 11/03/16	$2,539,453
Barclays Capital, Inc.	0.00% - 1.14%*	Open Maturity	3,584,469
Bank of America	1.57%-1.62%	10/03/16 – 11/03/16	5,886,333
Citigroup, Inc.	0.00%*	Open Maturity	2,251,000
Deutsche Bank	1.10%-1.60%	10/03/16 – 10/28/16	5,975,575
BNP Paribas	1.25%-1.27%	10/06/16 – 11/02/16	5,423,792
Royal Bank of Canada	1.33%	10/28/16 – 10/31/16	1,093,500
Royal Bank of Canada	0.00%*	Open Maturity	1,176,875
			$27,930,997
*Variable rate security. Rate indicated is rate effective at September 30, 2016.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of September 30, 2016, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and	Up to	31 – 90	Greater than
	Continuous	30 days	days	90 days	Total
Corporate Bonds	$7,012,344	$15,964,643	$4,954,010	$–	$27,930,997
Total Reverse Repurchase
Agreements	$7,012,344	$15,964,643	$4,954,010	$–	$27,930,997
Gross amount of recognized liabilities
for reverse repurchase agreements	$7,012,344	$15,964,643	$4,954,010	$–	$27,930,997

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

38 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2016

Note 10 – Loan Commitments:
Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments as of September 30, 2016. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of September 30, 2016, the total amount segregated in connection with reverse repurchase agreements and unfunded loan commitments was $60,861,628.
At September 30, 2016, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower:
Borrower	Maturity Date	Face Amount	Value
Arch Coal, Inc.	01/31/17	$ 561,753	$ –

Note 11 – Capital:
In connection with its organization process, the Fund sold 100 shares of beneficial interest to Guggenheim Funds Distributors, LLC, an affiliate of the Adviser, for consideration of $100,000 at a price of $1,000 per share. The Fund issued 79,022 shares of common stock in its initial public offering. These shares were issued at $1,000 per share.
Beginning 18 months after completion of the offering, the Fund intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of the Board. In a tender offer, the Fund will offer to repurchase outstanding common shares at the Fund’s NAV or a percentage of the Fund’s NAV per share on the last day of the offer.
Offering costs of $158,044 or $2.00 per share, in connection with the issuance of common shares were borne by the Fund and were charged to paid-in capital. The Adviser and GPIM agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $2.00 per common share.
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 79,309 issued and outstanding. Transactions in common shares were as follows:
	Period Ended	Period Ended
	September 30, 2016	September 30, 2015
Beginning Shares	79,122	–
Common shares issued through organization process	–	100
Common shares issued through underwritten offering	–	79,022
Common shares issued through dividend reinvestment	271	–
Ending shares	79,393	79,122

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 39

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2016

Note 12 – Restricted Securities:
The securities below are considered illiquid and restricted under guidelines established by the Board:
Restricted Securities	Acquisition Date	Cost	Value
EIG Investors Corp.	05/16/16	$485,601	$456,911

Note 13 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

40 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	September 30, 2016

The Board of Trustees and Shareholders of Guggenheim Energy & Income Fund
We have audited the accompanying statement of assets and liabilities of Guggenheim Energy & Income Fund (the “Fund”), including the schedule of investments, as of September 30, 2016, and the related statement of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period August 13, 2015 (commencement of operations) through September 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from custodians, brokers, or paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Energy & Income Fund at September 30, 2016, and the results of its operations and cash flows for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and the period August 13, 2015 (commencement of operations) through September 30, 2015, in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
November 29, 2016

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 41

SUPPLEMENTAL INFORMATION (Unaudited)					September 30, 2016

Federal Income Tax Information
Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2016, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively.

			% Qualifying	% STCG Qualifying
			68.07%	100.00%

In January 2017, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2016.

Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Trustees
The Trustees of the Guggenheim Energy & Income Fund and their principal occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2015	Current: Private Investor (2001-present).	101	Current: Trustee, Purpose Investments
(1951)					Funds (2014-present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
President, Pizza Hut International (1991-1993); Senior Vice President,
Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).
Donald A. Chubb, Jr.	Trustee	Since 2015	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	97	Current: Midland Care, Inc.
(1946)					(2011-present).
Jerry B. Farley	Trustee	Since 2015	Current: President, Washburn University (1997-present).	97	Current: Westar Energy, Inc.
(1946)					(2004-present); CoreFirst Bank & Trust
(2000-present).

42 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued					September 30, 2016

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Roman Friedrich III	Trustee and	Since 2015	Current: Founder and Managing Partner, Roman Friedrich & Company	97	Current: Zincore Metals, Inc.
(1946)	Chairman of		(1998-present).		(2009-present).
the Contracts
	Review		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Axiom Gold and Silver Corp.
	Committee				(2011-2012).
Robert B. Karn III	Trustee and	Since 2015	Current: Consultant (1998-present).	97	Current: Peabody Energy Company
(1942)	Chairman of				(2003-present); GP Natural Resource
	the Audit		Former: Arthur Andersen (1965-1997) and Managing Partner, Financial		Partners, LLC (2002- present).
	Committee		and Economic Consulting, St. Louis office (1987-1997).
Ronald A. Nyberg	Trustee and	Since 2015	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present).	103	Current: Edward-Elmhurst Healthcare
(1953)	Chairman of				System (2012-present).
	the Nominating		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016). Executive Vice
	and Governance		President, General Counsel, and Corporate Secretary, Van Kampen
	Committee		Investments (1982-1999).
Maynard F. Oliverius	Trustee	Since 2015	Current: Retired.	97	Current: Fort Hays State University
(1943)					Foundation (1999-present); Stormont-Vail
			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).		Foundation (2013-present); University of
Minnesota MHA Alumni Philanthropy
Committee (2009-present).

Former: Topeka Community Foundation
(2009-2014).

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 43

SUPPLEMENTAL INFORMATION (Unaudited) continued					September 30, 2016

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Ronald E. Toupin, Jr.	Trustee and	Since 2015	Current: Portfolio Consultant (2010-present).	100	Former: Bennett Group of Funds
(1958)	Chairman of				(2011-2013).
	the Board		Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management
(1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice
President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice
President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of
John Nuveen & Co., Inc. (1982-1999).
Interested Trustee:
Donald C.	President,	Since 2015	Current: President and CEO, certain other funds in the Fund Complex	232	Current: Clear Spring Life Insurance
Cacciapaglia***	Chief		(2012-present); Vice Chairman, Guggenheim Investments (2010-present).		Company (2015-present); Guggenheim
(1951)	Executive				Partners Japan, Ltd. (2014-present);
	Officer and		Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).		Guggenheim Partners Investment
	Trustee				Management Holdings, LLC (2014-
present); Delaware Life (2013-present);
Guggenheim Life and Annuity Company
(2011-present); Paragon Life Insurance
Company of Indiana (2011-present).
*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified.
***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of his position with the Funds’ Adviser and/or the parent of the Adviser.

44 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued			September 30, 2016

Officers
The Officers of the Guggenheim Energy & Income Fund, who are not trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
William H.	Vice President	Since 2015	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors,
Belden, III			LLC (2005-present).
(1965)
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M. Catalucci	Chief	Since 2015	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
(1966)	Compliance		(2012-present).
Officer
Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance
Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and
certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2015	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
(1972)	Treasurer
Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Keith Kemp	Assistant	Since 2016	Current: Managing Director of Transparent Value, LLC (April 2015-present); Managing Director of Guggenheim Investments
(1960)	Treasurer		(April 2015-present).

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie
Capital Investment Management (2007-2009).

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 45

SUPPLEMENTAL INFORMATION (Unaudited) continued			September 30, 2016

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
Amy J. Lee	Chief Legal	Since 2015	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments
(1961)	Officer		(2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit
Corporation (2004-2012).
Mark E. Mathiasen	Secretary	Since 2015	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present).
(1969)	Treasurer
Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris	Assistant	Since 2015	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).
(1984)	Secretary
Former: J.D., University of Kansas School of Law (2009-2012).
Adam J. Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
(1979)	Treasurer
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant
Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration for Van
Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2005-2009).

46 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued			September 30, 2016

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
Bryan Stone	Vice President	Since 2015	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).
(1979)
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief Financial	Since 2015	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director,
(1955)	Officer, Chief		Guggenheim Investments (2010-present).
Accounting
	Officer and		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head
	Treasurer		of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds
(1996-2004).
*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 47

DIVIDEND REINVESTMENT PLAN (Unaudited)	September 30, 2016

Under the Fund’s dividend reinvestment plan (the “Plan”), a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A., which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash.
Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare Trust Company, N.A., as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact Computershare Trust Company, N.A. through the Internet as specified below, in writing at the address specified below or by calling the telephone number specified below.
Under the Plan, distributors, including any capital gain distributions, will be automatically reinvested in additional Common Shares at the net asset value determined on the reinvestment date.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.
In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.
The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.
Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, Texas 77842, Attention: Shareholder Services Department. Participants may also contact Computershare Trust Company, N.A. online at www.computershare.com/investor or by telephone at (866) 488-3559.

48 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENERGY & INCOME FUND (XGEIX)	September 30, 2016

Guggenheim Energy & Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 28, 2015, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). At an organizational meeting of the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”) held on May 20, 2015 (the “Organizational Meeting”), Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), a subsidiary of Guggenheim Funds Services, LLC (“GFS”), an indirect subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm (“Guggenheim Partners”), was approved to serve as the Fund’s investment adviser and provide certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”) for an initial term of two years. (Guggenheim Partners, GFIA, GFS, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein together as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses.)
Under the terms of the Investment Advisory Agreement, the Adviser is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund as investment sub-adviser, pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of the Adviser and the Board, GPIM performs certain of the day-to-day operations of the Fund which may include one or more of the following services at the request of the Adviser: (i) managing the investment and reinvestment of the assets of the Fund in accordance with its investment policies; (ii) arranging for the purchase and sale of securities and other assets of the Fund; (iii) providing investment research and credit analysis concerning the assets of the Fund; (iv) maintaining the books and records as are required to support the Fund’s investment operations; (v) monitoring on a daily basis the investment activities and portfolio holdings relating to the Fund; and (vi) voting proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of the Sub-Adviser.
Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. Although each of the Advisory Agreements is within its initial two-year term and, absent action by the Trustees, does not terminate until August 2017, the Trustees determined to include the Advisory Agreements within the scope of the 2016 contract renewal proposals considered by the Trustees in May 2016 in connection with the Trustees’ service on the boards of trustees of other registered investment companies for which Guggenheim Investments serves as investment adviser (collectively, the “Guggenheim Funds”). The foregoing determination was made in furtherance of efficient governance and in order to align the Advisory Agreements’ contract review schedule with the Guggenheim Funds on a uniform schedule. In this connection, at meetings held in person on April 27, 2016 (the “April Meeting”) and on May 17, 2016 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 49

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENERGY & INCOME FUND (XGEIX) (continued)	September 30, 2016

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GFIA and GPIM is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Fund.
In connection with the contract review process, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting which, among other things, addressed areas identified for discussion by the Independent Trustees and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing materials and data, the “Contract Review Materials”).
The Committee also recalled the factors considered in connection with the initial approval of the Advisory Agreements at the Organizational Meeting. In this connection, the Committee considered the unique features of the Fund as compared to the other closed-end funds for which Guggenheim Investments serves as investment adviser, including that the common shares of beneficial interest of the Fund (“Common Shares”) are not listed for trading on any securities exchange, and that, beginning 18 months after completion of the initial offering of Common Shares, the Fund may conduct limited quarterly tender offers in the sole discretion of the Board. In this regard, the Committee considered that if a tender offer is not made, shareholders may not be able to sell their Common Shares as it is unlikely that a secondary market for the Common Shares will develop or, if a secondary market does develop, shareholders may be able to sell their Common Shares only at substantial discounts from net asset value. Thus, the Committee noted, as disclosed in the Fund’s registration statement, the Fund is designed primarily for long-term investors and an investment in the Common Shares of the Fund, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. In light of the foregoing, the Committee considered the discussion with Independent Legal Counsel and Fund counsel at the Organizational Meeting of regulatory, legal and operational differences between listed and unlisted closed-end funds and the relevance of such differences to the Trustees’ oversight responsibilities and duties and Board governance. The Committee also took into account the Fund’s shareholder pool in light of the higher minimum initial investment amount required of investors in the Fund.
The Committee considered the foregoing and the Contract Review Materials in the context of its accumulated experience in governing other Guggenheim Funds, including closed-end funds, and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an annual term.

50 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENERGY & INCOME FUND (XGEIX) (continued)	September 30, 2016

Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other Guggenheim Funds. The Committee took into account information provided by Guggenheim describing and illustrating the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, including information regarding the Adviser’s Sub-Advisory Oversight Committee. In addition, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Fund, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Fund or are significant to the operations of the Adviser.
The Committee also considered Guggenheim’s attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements and noted that on a regular basis the Board receives and reviews information from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. The Committee also noted updates by Guggenheim to certain compliance programs, including with respect to Code of Ethics monitoring, and the implementation of additional forensic testing. The Committee took into consideration the settlement of a regulatory matter concerning GPIM and remedial steps taken in response by Guggenheim to enhance its organizational structure for compliance. In this connection, the Committee considered information provided by Guggenheim regarding the findings of an independent compliance consultant retained to review GPIM’s compliance program and the consultant’s conclusion that the program is reasonably designed to prevent and detect violations of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser’s role in monitoring and coordinating compliance responsibilities with the administrator, custodian and other service providers to the Fund.
With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (Thereafter, the Committee received the audited consolidated financial statements of GPIMH as supplemental information.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties through Board meetings, discussions and reports

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 51

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENERGY & INCOME FUND (XGEIX) (continued)	September 30, 2016

during the year with respect to other Guggenheim Funds, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: With respect to performance, the Committee considered that the Fund has a limited operating history, with an inception date of August 13, 2015. The Committee noted that the Fund’s primary investment objective is to provide high income and that, as a secondary investment objective, the Fund seeks capital appreciation. The Committee observed that, in pursuit of these investment objectives, under normal market conditions, the Fund invests at least 80% of its managed assets in (i) securities of energy companies, and (ii) income producing securities of other issuers.
The Committee considered Guggenheim’s explanation that given the uniqueness of the Fund’s investment strategy and structure, no relevant peers were identified for performance comparison purposes. Instead, Guggenheim presented the returns of the Barclays High Yield Energy Index (the “Barclays Index”) for performance comparison. In this regard, the Committee considered that Guggenheim uses the Barclays Index for purposes of the Fund’s quarterly performance reporting to the Board.
The Committee also considered that the Adviser does not directly manage the investment portfolio but delegated such duties to the Sub-Adviser. In addition, the Committee considered the Fund’s structure and form of leverage, and among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2015, as well as the net yield on leverage assets and net impact on common assets due to leverage for the annualized since-inception period ended December 31, 2015.
Based on the information provided, including with respect to the Adviser’s sub-advisory oversight processes, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: With respect to the evaluation of the Fund’s advisory fee and expense ratio, the Committee considered Guggenheim’s discussion of the challenges associated with developing a relevant peer group for the Fund given the uniqueness of its investment strategies. In this connection, the Committee noted that Guggenheim identified two other unlisted funds—Western Asset Middle Market Debt Fund (“XWAMX”) and Western Asset Middle Market Income Fund (“XWMFX” and together with XWAMX, the “WAM Funds”)—for comparison purposes given similarity in structure (as unlisted closed-end funds), noting, however, that such funds were deemed not relevant by Guggenheim for performance comparisons in light of the differences in investment strategies between the Fund and the WAM Funds, and thus, the WAM Funds were provided merely as a reference point with respect to fees and expenses. Bearing in mind the foregoing, the Committee compared the Fund’s advisory fee and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the WAM Funds, as presented in a report prepared by FUSE Research Network LLC (“FUSE”), an independent, third-party research provider. The Committee also reviewed the average and median advisory fees and expense ratios among the three funds (i.e., the Fund and the WAM Funds), including expense ratio components (e.g., transfer

52 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENERGY & INCOME FUND (XGEIX) (continued)	September 30, 2016

agency fees, administration fees and other operating expenses) of the group of funds. Although the Fund’s total net expense ratio was the highest among the funds, the Fund’s advisory fee was the lowest as compared to the WAM Funds. (As to interest expenses, the Committee noted that the Fund did not employ leverage until after its initial fiscal period ended September 30, 2015, and that fee and expense data was calculated based on each fund’s latest fiscal year- or, in the case of the Fund, initial fiscal period-, end.) The Committee also noted the size of the Fund relative to the WAM Funds based on the portfolio average common assets under management as presented by FUSE in its report. In addition, the Committee took into account management’s confirmation at the Organizational Meeting, and affirmation at the May Meeting, that Guggenheim Investments does not manage any other funds or separate accounts with an investment strategy comparable to that of the Fund.
With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the period since inception ended December 31, 2015, ending assets under management as of December 31, 2015, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
The Committee also considered the Fund’s limited operating history and noted that the product costs allocated to the Fund by Guggenheim included structuring fees associated with the Fund’s launch. In particular, the Committee noted Guggenheim’s statement that the Adviser (and not the Fund) agreed to pay each of the Fund’s initial selling agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC from its own assets, a fee for advice related to the design and organization of the Fund, as well as for services related to the sale and distribution of the Fund’s Common Shares.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and reviewed a report from an independent accounting firm evaluating Guggenheim Investments’ approach to allocating costs and determining the profitability of Guggenheim Investments with respect to individual funds and the entire fund complex. In evaluating the costs of services provided and the profitability to Guggenheim Investments, based upon the profitability rate with respect to the Fund presented by Guggenheim Investments and the conclusion of the independent accounting firm that the methodology used for calculating such rate was reasonable, the Committee concluded that the profits were not unreasonable.
The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted that the Adviser may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, currently receives fees from the Fund for (i) providing certain administrative services pursuant to an administration agreement, and (ii) maintaining the books and records of the Fund’s securities and cash pursuant to a fund accounting agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services, as well as Guggenheim’s profitability from providing such services. The Committee also noted that another Guggenheim affiliate, GPIM, receives sub-advisory fees for managing the investment

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 53

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENERGY & INCOME FUND (XGEIX) (continued)	September 30, 2016

portfolio. In addition, the Committee noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee considered the potential of the Adviser to experience economies of scale. In this connection, the Committee noted the structural limitations to asset growth, given the possibility of periodic tenders offers. The Committee also took into account the Fund’s intention to complete an event intended to provide liquidity to shareholders on or before July 28, 2023 (the “Liquidity Event Date”). In addition, the Committee considered management’s view that the Fund’s advisory fee currently reflects an appropriate level of sharing of any economies of scale and that they would have the opportunity in the future to periodically re-examine economies of scale and the appropriateness of the advisory fees payable by the Fund to the Adviser.
The Committee determined that, taking into account all relevant factors, the Fund’s advisory fee was reasonable.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services currently provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited financial statements of GPIM as supplemental information.)
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s primary investment objective of providing high income and secondary objective of seeking capital appreciation.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties through Board meetings, discussions and reports during the year with respect to other Guggenheim Funds, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.
Investment Performance: As with the Investment Advisory Agreement, the Committee noted that the Fund had a limited operating history and took into account the Fund’s primary and secondary investment objectives and strategies. In this connection, the Committee considered Guggenheim’s fixed-income expertise and noted that the performance of other fixed income funds managed by Guggenheim was being reviewed as a part of the annual contract review process for the other relevant Guggenheim Funds. The Committee also noted the information provided for the Organizational Meeting by management concerning Guggenheim’s Corporate Credit Team, including the number of investment professionals and the biographies of members of the Corporate Credit Investment Committee, as well as information about the Energy Research Team, which is a part of the Corporate Credit Team, including a presentation by one of the Fund’s portfolio managers.

54 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENERGY & INCOME FUND (XGEIX) (continued)	September 30, 2016

The Committee reviewed the performance of the Fund and the Barclays Index for the three-month period ended December 31, 2015. The Committee noted that the Fund’s return on a net asset value basis exceeded the return of the Barclays Index for the period in spite of historic volatility in the energy markets. The Committee also noted that, as a non-listed Fund, the Fund does not have a market price or market price return. In addition, given the Fund’s primary investment objective, the Committee took into account the Fund’s distribution rate.
After reviewing the foregoing and related factors, including Guggenheim’s overall performance record in managing fixed-income funds and the Fund’s limited performance history, the Committee concluded that the Fund’s portfolio management team should have an opportunity to implement the Fund’s investment strategies, and seek to achieve the Fund’s investment objectives, for a full market cycle and, in this regard, the Fund’s limited performance record supported the continuation of the Sub-Advisory Agreement.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees are paid by the Adviser and do not impact the fees paid by the Fund. The Committee also reviewed the total amount of sub-advisory fees paid to GPIM for the period from inception through December 31, 2015.
Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement- Economies of Scale” above.)
Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Advisory Agreements is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each of the Advisory Agreements for an annual term. Thereafter, on May 18, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional annual term.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 55

FUND INFORMATION (Unaudited)	September 30, 2016

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Advisors, LLC
Donald C. Cacciapaglia*	Chicago, IL

Donald A. Chubb, Jr.	Investment Sub-Adviser
Guggenheim Partners Investment
Jerry B. Farley	Management, LLC
Santa Monica, CA
Roman Friedrich III
Administrator and Accounting Agent
Robert B. Karn III	MUFG Investor Services (US), LLC
Rockville, MD
Ronald A. Nyberg
Custodian
Maynard F. Oliverius	The Bank of New York Mellon
New York, NY
Ronald E. Toupin, Jr.,
Chairman	Legal Counsel
Skadden, Arps, Slate, Meagher &
* Trustee is an “interested person” (as defined	Flom LLP
in section 2(a)(19) of the 1940 Act)	New York, NY
(“Interested Trustee”) of the Trust because of
his position as the President and CEO of the	Independent Registered Public
Investment Adviser and Sub-Adviser.	Accounting Firm
Ernst & Young LLP
Principal Executive Officers	McLean, VA
Donald C. Cacciapaglia
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer and Treasurer

56 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

FUND INFORMATION (Unaudited) continued	September 30, 2016

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Energy & Income Fund?
•  If your shares are held in a Brokerage Account, contact your Broker.
•  If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at computershare.com/investor.
This report is sent to shareholders of Guggenheim Energy & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (800) 345-7999, by visiting the Fund’s website at guggenheiminvestments.com/xgeix or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/xgeix. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 57

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ABOUT THE FUND MANAGER

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606 Member
FINRA/SIPC
(11/16)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GEI-AR-0916

Item 2.  Code of Ethics.
(a)	The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b)	No information need be disclosed pursuant to this paragraph.
(c)	The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d)	The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e)	Not applicable.
(f)	(1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).
(2) Not applicable.
(3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Robert B. Karn III and Dr. Jerry B. Farley.  Mr. Karn and Dr. Farley are each an “independent” Trustee as defined in this Item 3 of Form N-CSR.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP. Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $33,463 and $57,468 for the fiscal years ending September 30, 2016 and September 30, 2015, respectively.
 (b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ending September 30, 2016 and September 30, 2015, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $8,195 and $7,957 for the fiscal years ending September 30, 2016 and September 30, 2015, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ending September 30, 2016 and September 30, 2015, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
 (e)  Audit Committee Pre-Approval Policies and Procedures.
(1) The registrant’s Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,”  to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis

o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s

CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a) The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)  Not applicable.
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $8,195 and $46,542 for the fiscal years ending September 30, 2016 and September 30, 2015, respectively.
(h)  Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr; Robert B. Karn III; Donald A. Chubb, Jr.; Jerry B. Farley; Maynard F. Oliverius; and Roman Friedrich III.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  GPIM’s proxy voting policies and procedures are included as Exhibit (c) hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of September 30, 2016:

Name	Since	Professional Experience During the Last Five Years
Thomas Hauser – Managing Director	2015	Guggenheim Partners Investment Management, LLC: Managing Director – 2012-Present. Guggenheim Investment Management, LLC: Portfolio Manager 2002-2012.

James W. Michal – Managing Director	2015	Guggenheim Partners Investment Management, LLC.: Senior Managing Director – 2015–Present; Managing Director – 2008–2015.
Adam Bloch – Vice President	2015
Guggenheim Partners Investment Management, LLC: Director – 2015-Present; Vice President – 2014-2015; Senior Associate – 2013-2014; Associate – 2012-2013. Bank of America Merrill Lynch: Associate – 2011-2012.

Richard de Wet – Vice President	2015	Guggenheim Partners Investment Management, LLC: Vice President – 2013-Present.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of September 30, 2016:

Thomas Hauser:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	6	$2,635,568,758	2	$183,935,697
Other pooled investment vehicles	43	$12,980,970,345	21	$5,952,125,843
Other accounts	38	$9,168,567,017	3	$786,678,872

James W. Michal:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	20	$13,370,518,916	0	$0
Other pooled investment vehicles	5	$3,940,803,140	2	$3,345,881,382
Other accounts	13	$2,502,189,979	5	$997,532,300

Adam Bloch:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	6	$6,956,327,598	0	$0
Other pooled investment vehicles	1	$81,960,833	0	$0
Other accounts	0	$0	0	$0

Richard de Wet:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	1	$102,331,945	0	$0
Other pooled investment vehicles	7	$2,104,914,109	0	$0
Other accounts	20	$5,099,342,249	1	$264,471,243

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates Mr. Hauser, Mr. Michal, Mr. Bloch and Mr. de Wet for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each Guggenheim portfolio manager as of September 30, 2016:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Thomas Hauser	None
James W. Michal	None
Adam Bloch	None
Richard de Wet	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)	Not applicable.
(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)	Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Energy & Income Fund
By:        /s/ Donald C. Cacciapaglia
Name: Donald C. Cacciapaglia
Title:  President and Chief Executive Officer
Date:      December 7, 2016
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:        /s/ Donald C. Cacciapaglia
Name: Donald C. Cacciapaglia
Title:  President and Chief Executive Officer
Date:     December 7, 2016
By:        /s/ John L. Sullivan
Name: John L. Sullivan
Title:  Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:      December 7, 2016